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                                                                   Exhibit 10(a)

                               FIRST AMENDMENT TO
                            SPRINGS INDUSTRIES, INC.
                         1999 ACHIEVEMENT INCENTIVE PLAN

         Section 2 is amended effective January 2, 2000, by deleting subparagraph (f) in its entirety and substituting in lieu thereof the following new subparagraph (f):

                  "(f) `Key Employee' shall mean any salaried employee of the Company or of any affiliate."

         IN WITNESS WHEREOF, this Amendment has been executed pursuant to resolutions adopted by the Management Compensation and Organization Committee of the Board of Directors of the Company on May 8, 2000.

                                 SPRINGS INDUSTRIES, INC.



                                 By: /s/Gracie P. Coleman
                                     ----------------------------------------
                                     Gracie P. Coleman
                                     Senior Vice President-Human Resources